UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2008

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1900	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On November 13, 2008, the company announced the election of Joseph H. Netherland to its Board of Directors for a term expiring in July 2009.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 8.01. Other Events

On November 13, 2008, the company announced that its Board of Directors declared a quarterly dividend of $0.25 per share on Tidewater’s approximately 51.5 million shares of common stock outstanding.

The press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Form 8-K:

99.1	Press Release dated November 13, 2008.

99.2	Press Release dated November 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Quinn P. Fanning
Quinn P. Fanning
Executive Vice President and Chief Financial Officer

Date: November 14, 2008

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